Redacted portions have been marked with asterisks (***). Confidential treatment has been requested for the redacted portions. The confidential redacted portions have been filed separately with the Securities and Exchange Commission.


                                  EXHIBIT 10.6


                          Sales Agent Agreement between
               Professional Veterinary Products Limited and Merial

This Agreement, dated August 1, 1997, defines the business relationship between Merial Limited, a company limited by shares registered in England and Wales (registered number 3332751) with a registered office at 27 Knightsbridge, London SW1, England, and domesticated in Delaware, USA as Merial LLC ("Merial") and Professional Veterinary Products, 10100 "J" Street, Omaha, NE, 68127 and its Affiliates ("Professional Veterinary Products").

This Agreement is intended to establish a mutually profitable relationship in which Merial provides sales opportunities to Professional Veterinary Products for market-leading animal health products, and Professional Veterinary Products actively promotes Merial Products on a preferred or exclusive basis within those products' respective therapeutic classes. This Agreement represents a commitment on the part of Merial and Professional Veterinary Products to work together to develop markets and to expand the use of Merial Products for the benefit of animals, their owners, veterinarians, Professional Veterinary Products, and Merial.

1. The Territory will initially be Professional Veterinary Products' Primary Territory as shown in Professional Veterinary Products' 1997 Merck AgVet Sales Agent Agreement and will remain unchanged through December 31, 1997. Effective January 1, 1998, the Territory will be:

     Shareholders in AR, FL GA, IA, IL IN, KS, KY, MD, Ml, MN, MO, NC, ND, NE, NY, OH, PA, SD, TN, VA, WI, OK

     "Products" will initially mean those products shown in Professional Veterinary Products' 1997 Merck AgVet Sales Agent Agreement. Additional products will be added upon notice in writing by Merial to Professional Veterinary Products between the date of this Agreement and January 1, 1998, at which time Products will be as listed in Schedule A.

     Professional Veterinary Products is authorized to obtain orders for the Merial Products from Authorized Merial Accounts (AMAs) in the Territory. Merial will pay commissions on those orders according to Schedule A. Commissions on sales, if any, made by Professional Veterinary Products to Special Services Organizations (SSOs) will be paid to Professional Veterinary Products as show, in Schedule B.

     Additionally, Professional Veterinary Products is authorized to obtain orders for the Merial Products from AMAs in states or territories not included in the Territory. Commissions will not be earned for such orders obtained outside the Territory.

     All sales of Merial Small Animal Products will be made only to veterinarians who will dispense the Products to clients with whom they have an established veterinarian/ client/patient relationship.

     Merial reserves the right to expand or reduce the Territory upon thirty
     (30) days written notice to Professional Veterinary Products and to authorize other Sales Agents to sell Merial Products, with or without commission, in the Territory.

2. Merial agrees to:

     a. Integrate all Merial Products approved in the U.S. into the Merial Sales Agency system by January 1, 1998, providing Professional Veterinary Products the opportunity to take orders from AMAs for Products that are listed in Professional Veterinary Products' 1997 Merck AgVet Sales Agent Agreement and are listed in the attached Schedule A (Merial Products).

     b. Promptly fill accepted orders that are submitted by Professional Veterinary Products.

     c.   Be responsible for all collection actions and expenses.
          Professional Veterinary Products will assist in obtaining payment from AMAs with overdue invoices when requested to do so by Merial.

     d. Pay Professional Veterinary Products, as full compensation for all services rendered under this Agreement, certain commissions. Effective January 1, 1998, commissions will be paid as shown in the attached Schedule A. On all sales of Merial Products invoiced after the date of this Agreement but before January 1, 1998 (the "Interim Period'), commissions for Merial Products included in the 1997 Merck AgVet Sales Agent Agreement will continue to be paid at the rates reflected in that agreement. Commissions earned in the Interim Period on sales of Merial Products added to the Merial Sales Agency system after August 1, 1997, will be at the rate for 85%-100% of goal shown in the attached Schedule A. At all times, commissions will be calculated on net invoiced sales. A monthly report of sales and commissions earned will be provided to Professional Veterinary Products.

     e. Make available for the purposes of securing sales from AMAs all national deals and sales promotion programs designed for AMAs and applicable to Merial Products.

     f. Work with Professional Veterinary Products to conduct in-depth Business Planning to increase sales opportunities and results and to maximize the use of available resources for Merial Products.

     g. Support Professional Veterinary Products by increasing awareness and usage of Merial Products in Professional Veterinary Products' Territory in accordance with the Sales Agent's demonstrated commitment to marketing Merial Products and by means that Merial determines to be reasonable, which may include:

          i. Conducting national and regional consumer marketing and promotional campaigns.

         ii. Conducting sales promotions, disease and product awareness campaigns, and client education programs for AMAs.

         iii. Providing marketing assistance programs to develop professional promotional and educational programs, workshops, and seminars as mutually agreed between Merial and Professional Veterinary Products.

         iv. Providing product and skills training for Professional Veterinary Products which may include the following:

               - sales training for Professional Veterinary Products field and telemarketing sales organizations

               - sales Management training for Professional Veterinary Products' managers

               - technical training in the Merial Products and the diseases which are controlled or prevented by them

               - conducting meetings to inform Professional Veterinary Products' sales force about sales promotions and the use of campaign detail materials, sales tools, and point-of-purchase merchandising aids

               -    participating in account presentations to AMAs

               - handling customer complaints and inquiries and providing consultations to promote and maintain customer satisfaction

               - maintaining communication between Merial and Professional Veterinary Products to effectuate this Agreement.

     h. Indemnify and hold Professional Veterinary Products harmless from and against any and all claims, damages, losses, and liabilities directly associated with the use of Merial Products, except to the extent that said claim arises out of any statement, act, or omission by Professional Veterinary Products.

3.        Professional Veterinary Products agrees to:

     a. Establish Merial Products shown on Schedule A as "Preferred Products" within the formulary offered by Professional Veterinary Products, by January 1, 1998. Professional Veterinary Products will distinguish the "Preferred Products" from other products by:

          - achieving sales goals agreed to by Professional Veterinary Products and Merial management

          - conveying to Professional Veterinary Products' sales and marketing organizations the strategic importance of Merial and its Products

          - offering sales representatives financial incentives to sell Merial Products that are comparable or greater than the incentives offered by Professional Veterinary Products to sell any other supplier's products

          - featuring Merial Products in daily detailing and sales campaigns and mailings

          - recommending Merial Preferred Products as the preferred products offered within the respective product category

          -    permitting no negative selling against any Merial Products

          - making no affirmative efforts to shift sales of Merial Products to competing products

          - recommending Merial Preferred Products as the preferred products offered to veterinarians within the respective product category

          - utilizing Merial sales and technical support to increase and maintain sales support

          - providing Merial quarterly access to Professional Veterinary Products sales force for product and sales training

          - providing premium space allocation in publications for Merial product advertisements

          - providing to Merial preferred participation in regional and national sales meetings.

          For the term of this Agreement, Professional Veterinary Products will not, on a preferred basis, sell, market or promote any product(s) that compete directly with the Merial Products or any combinations thereof.

     b. That as of August 1,1997, the only products containing the ivermectin molecule that Professional Veterinary Products will represent, sell or distribute are those supplied, manufactured or distributed by Merial.

          In the event that Professional Veterinary Products elects to represent, sell, or distribute ivermectin products not supplied or manufactured by Merial, Merial reserves the right, to be exercised within thirty (30) days of its discovery of such violation by giving written notice to Professional Veterinary Products, to terminate this Agreement or to modify its terms including, but not limited to, the commissions paid for Merial Products.

     c. Provide adequate sales representation to contact and service the AMAs in the Territory according to the goals stated in the Professional Veterinary Products business plan.

     d. Use best efforts to solicit orders for the Merial Products from the AMAs in the Territory, and submit the orders within two hours of receipt from the AMA through a communications method (i.e., Electronic Data Interchange) designated and scheduled by Merial.

     e. Ensure compliance with the Robinson-Patman Act and other applicable laws. Professional Veterinary Products will not rebate any part of the commission payment, either directly or indirectly, to any AMA. Professional Veterinary Products agrees that Merial has the right to apply commissions earned by Professional Veterinary Products against any past due balance under any invoice(s) issued by Merial to Professional Veterinary Products.

     f. Meet with Merial management to develop an annual Business Plan which describes Professional Veterinary Products' actions to achieve marketing objectives and reasonable sales performance goals that are developed on an annual basis by Merial and Professional Veterinary Products management. The Business Plan will be developed by March 1 of each year.

     g. Generate sales for Merial Products equal to or greater than the goals agreed to in the Business Plan. If Professional Veterinary Products fails to meet 90% of the sales performance goals for two
          (2) years in succession, or fails to reach 80% of the sales goal in any year, Merial will have the right, upon thirty (30) days written notice, to terminate this Agreement or to alter the Territory. If Professional Veterinary Products' failure to meet these sales performance goals is due to competitive market forces alone, and is not due to any failure on the part of Professional Veterinary Products to actively promote and expand sales of the Merial Products in the Territory, Merial may waive its right to terminate this Agreement with respect to that specific instance. Such waiver will not affect Merial's rights to terminate this Agreement or modify Professional Veterinary Products' Territory in the case of other performance failures.

     h. Arrange for Merial representatives to meet and make sales calls with Professional Veterinary Products' representatives as specified in the Business Plan or when needed to support Merial marketing and sales promotions.

     i. Provide training for Professional Veterinary Products' key personnel, including inside and outside sales people, in the proper procedure for placing AMA orders with Merial and administering the Merial Returned Goods Policy.

     j. Make no representations or warranties with respect to Merial Products, other than such representations issued or approved in writing by Merial.

     k. Assist Merial in providing AMAs in Professional Veterinary Products' Territory full access to all Merial promotional allowances, marketing programs, point-of-purchase materials, and Product information literature.

     l. Immediately notify Merial upon being made aware of any adverse reaction, injury, damage, claim or lawsuit involving a Merial Product, whether or not directly attributable to the Product.

     m. Strictly comply with all applicable governmental requirements relating to animal drugs, biologicals, and pesticides. Professional Veterinary Products' failure to strictly comply with such governmental requirements will result in the automatic termination of this Agreement without the need for any prior notice by Merial.

     n. Indemnify and hold Merial harmless from and against all claims, damages, losses and liabilities arising out of any act or omission by Professional Veterinary Products, except to the extent that said claim arises out of any act or omission of Merial.

     o. Provide Merial with timely, complete and accurate data on market conditions in Professional Veterinary Products' Territory.

     p. Utilize EDI as the primary means for transmitting AMA orders to Merial and adhere to the provisions outlined in the attached EDI Trading Partner Policy (Attachment 1) for all orders placed via EDI.

4.        General

     a. All orders will be obtained at prices and upon terms established by Merial and will be submitted to Merial for acceptance. If Merial accepts an order obtained by Professional Veterinary Products, it will ship the Merial product(s) directly to the AMA.

     b. Neither Professional Veterinary Products nor Merial will be liable for failure to perform any part of this Agreement on account of any cause beyond its reasonable control, including but not limited to any act of God, fire, labor trouble, the government or any agency thereof, inevitable accident, war or insurrection.

     c. All information and materials relating to AMA customer databases, AMA sales volume and Product formulation usage information and general AMA account information is the sole property of Merial and confidential and may not be disclosed by Professional Veterinary Products to any third party without the prior written consent of Merial.

     d. Failure by Merial or Professional Veterinary Products at any time to enforce any of the terms or conditions of this Agreement shall not affect or impair such terms or conditions in any way, or the right of Merial or Professional Veterinary

          Products at any time to avail itself of such remedies as it may have for any breach of such terms or conditions under this Agreement.

     e. Professional Veterinary Products will not in any way jeopardize the good will and reputation of Merial or Merial Products, and will have no authority to bind Merial to any act or representation unless specifically so authorized in writing. Professional Veterinary Products will indemnify and hold Merial harmless from and against all claims arising out of any breach of this subsection.

     f. This Agreement describes a sales agency arrangement between Merial and Professional Veterinary Products. This Agreement does not constitute Professional Veterinary Products as a distributor or franchisee or authorize Professional Veterinary Products to act as an agent for Merial for any purposes other than those that are expressly provided for herein.

     g. (i) This Agreement will not be assignable or transferable by either party without the written consent of the other, except that Merial may assign it to an Affiliate. (For purposes of this Agreement, an "Affiliate" is any corporation, partnership, trust or other entity directly or indirectly controlling or controlled by or under direct or indirect common control with a party, control for the purpose of this definition being taken to mean direct or indirect ownership of at least 50% of the voting rights of the "controlled" entity.) This Agreement cannot be modified or changed in any way except in writing signed by both parties. Merial will have the right to terminate this Agreement immediately or at any time thereafter in the event that a majority of the stock, assets or control of Professional Veterinary Products is acquired by any other party(s) or the Professional Veterinary Products becomes insolvent. This Agreement will become effective when signed by both parties and shall continue in effect until January 31, 2000 unless terminated sooner. This Agreement will be renewable, by mutual consent expressed in writing, for additional periods as determined by Merial.

         (ii) Except as otherwise provided in this Agreement, either party may terminate this Agreement upon thirty (30) days written notice in the event of a breach of a material term of the Agreement by the other party which is not cured by such other party within the thirty (30) day period.

        (iii) Termination will not extinguish obligations and liabilities accrued prior to termination. However in the event of termination neither party shall be liable for any claims of lost future sales, profits, or commissions, or consequential damages of any type.

     h. All notices hereunder required to be in writing will be sufficient if sent by certified mail, return receipt requested, postage prepared, addressed as follows:

          If to Merial:                            Merial Limited
                                                   2100 Ronson Road
                                                   Iselin, NJ  08830-3077

                                                   Attention: Sales Operations

          If to Professional Veterinary Products:  Professional Veterinary
                                                   Products, Ltd.
                                                   10100 "J" Street
                                                   Omaha, Nebraska 68127

     i. This Agreement supersedes any previous agreements between Merck AgVet and Professional Veterinary Products except as specifically stated herein.

     j. Except for matters where injunctive relief may be available, any controversy or claim arising out of or relating to this Agreement, or the breach or validity thereof, whether at common law or under statute, including without limitation claims asserting violation of the antitrust laws, will be settled by final and binding arbitration in accordance with the rules for commercial arbitration of the American Arbitration Association in effect at the time of the execution of this Agreement. This Agreement will be construed and the respective rights of the parties hereto determined according to the laws of the State of New Jersey notwithstanding any conflict of law principles to the contrary. In the event of any dispute arising from this Agreement or any acts or any party, the prevailing party in such dispute shall be entitled to recover reasonable costs and attorneys' fees.

     k. If any provision of this agreement contravenes any law applicable to this Agreement, then to the extent that such law is applicable, such provision will be deemed to be severable from the balance of this Agreement and will not affect any other provision thereof.

                                                       Merial Limited
                                                       BY:

                                                       /s/ Dennis F. Steadman
                                                       -----------------------
                                                       Dennis F. Steadman
                                                       Vice President

ACCEPTED BY: (Please Print)

Name:         Dr. Lionel L. Reilly

Title:        President

Date:         September 12, 1997

Signature:    /s/ Dr. Lionel L. Reilly
              ---------------------------

                        PROFESSIONAL VETERINARY PRODUCTS

                              Small Animal Products

                                   Schedule A
                           (Effective January 1, 1998)

                                COMMISSION % FOR:

                HEARTGARD(R) Plus                                                   FRONTLINE(R) Spray
              HEARTGARD(R) for Cats                                            FRONTLINE(R) TOP SPOT(TM)
              TRESADERM(R) Solution                                                 ENACARD(R) Tablets
                    Vaccines                                                         IMMITICIDE(R)

------------------------------------------------- ---------------- ---------------- ----------------- ----------------
Sales v. Goal for all Merial Products                 *%-**%          >**%-***%        >***%-***%          >***%
------------------------------------------------- ---------------- ---------------- ----------------- ----------------
Total Commissions                                             **%              **%              ***%             ***%
------------------------------------------------- ---------------- ---------------- ----------------- ----------------
MSA Commission on Sales in Range                              **%              **%               **%              **%
Bonus Commission on Sales in Range                            **%              **%               **%              **%
Sales Agent Representative Commission                         **%              **%               **%              **%
Promotional Allowance*                                        **%              **%               **%              **%
------------------------------------------------- ---------------- ---------------- ----------------- ----------------


* *% Promotional Allowance will be paid only for sales of HEARTGARD(R) Plus, HEARTGARD(R) for Cats, FRONTLINE(R) Spray, and FRONTLINE(R) TOP SPOT(TM).

                                COMMISSION % FOR:


               HEARTGARD(R) Tablets                                               HEARTGARD(R) Chewables
                  CAPARSOLATE(R)                                                       PENTOTHAL(R)

------------------------------------------------- ---------------- ---------------- ----------------- ----------------
Sales v. Goal for all Merial Products                 *%-**%          >**%-***%        >***%-***%          >***%
------------------------------------------------- ---------------- ---------------- ----------------- ----------------
Total Commissions                                             **%              **%               **%              **%
------------------------------------------------- ---------------- ---------------- ----------------- ----------------
MSA Commission                                                **%              **%               **%              **%
Bonus Commission on Sales in Range                            **%              **%               **%              **%
Sales Agent Representative Commission                         **%              **%               **%              **%
Promotional Allowance**                                       **%              **%               **%              **%
------------------------------------------------- ---------------- ---------------- ----------------- ----------------


** *% Promotional Allowance will be paid only for sales of HEARTGARD(R) Tablets and HEARTGARD(R) Chewables.

Professional Veterinary Products earns commissions for the sales of Merial Products to AMAs when the order is placed with Merial by Professional Veterinary Products. Orders received directly from the AMA, orders for products not listed on schedule A, and orders taken from AMAs outside of the Territory will not earn commissions. Commissions will be paid to Professional Veterinary Products within 30 days of the last business day of the month in which Merial receives the qualifying order.

Sales Agent Representative is an individual who, working as an agent or employee of Professional Veterinary Products, solicited and placed the qualifying order. Professional Veterinary Products will provide Merial a list of Sales Agent Representatives with address, telephone number, and SAR code (number). Sales Agent Representatives commissions will be paid to Professional Veterinary Products at the rate shown in Schedule A within 30 days of the last business day of the month in which Merial receives the qualifying order. Professional Veterinary Products must not make any deductions from amounts due Sales Agent Representatives.

Promotional Allowance is an allowance for any Merial approved localized marketing programs meeting the Merial "Animal Health Products Promotional Allowance" guidelines. A Promotional Allowance proposal form must be submitted to, reviewed by, and approved by Merial sales and marketing representatives prior to program development and implementation. Promotional


***Confidential material omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

Allowance will be paid within 30 days of the last business day of the month during which documented expenses for approved programs are received by Merial.

                        PROFESSIONAL VETERINARY PRODUCTS

                              Small Animal Products

                                   Schedule B
       Commissions for Sales Made to Special Services Organizations (SSOs)

                           (Effective January 1, 1998)

                                COMMISSION % FOR:


                HEARTGARD(R) Plus                    FRONTLINE(R) Spray
              HEARTGARD(R) for Cats              FRONTLINE(R) TOP SPOT(TM)
              TRESADERM(R) Solution                 ENACARD(R) Tablets
                    Vaccines                          IMMITICIDE(R)


------------------------------------------------- ---------------- ---------------- ----------------- ----------------
Sales v. Goal for all Merial Products                 *%-**%          >**%-***%        >***%-***%          >***%
------------------------------------------------- ---------------- ---------------- ----------------- ----------------
Total Commissions                                             **%              **%               **%              **%
------------------------------------------------- ---------------- ---------------- ----------------- ----------------
MSA Commission on Sales in Range                              **%              **%               **%              **%
Bonus Commission on Sales in Range                            **%              **%               **%              **%
Sales Agent Representative Commission                         **%              **%               **%              **%
------------------------------------------------- ---------------- ---------------- ----------------- ----------------


                                COMMISSION % FOR:


               HEARTGARD(R) Tablets                                               HEARTGARD(R) Chewables
                  CAPARSOLATE(R)                                                       PENTOTHAL(R)

------------------------------------------------- ---------------- ---------------- ----------------- ----------------
Sales v. Goal for all Merial Products                 *%-**%          >**%-***%        >***%-***%          >***%
------------------------------------------------- ---------------- ---------------- ----------------- ----------------
Total Commissions                                             **%              **%               **%              **%
------------------------------------------------- ---------------- ---------------- ----------------- ----------------
MSA Commission on Sales in Range                              **%              **%               **%              **%
Bonus Commission on Sales in Range                            **%              **%               **%              **%
Sales Agent Representative Commission                         **%              **%               **%              **%
------------------------------------------------- ---------------- ---------------- ----------------- ----------------


Professional Veterinary Products earns commissions for the sales of Merial Products to AMAs when the order is placed with Merial by Professional Veterinary Products. Orders received directly from the AMA, orders for products not listed on schedule A, and orders taken from AMAs outside of the Territory will not earn commissions. Commissions will be paid to Professional Veterinary Products within 30 days of the last business day of the month in which Merial receives the qualifying order.

Sales Agent Representative is an individual who, working as an agent or employee of Professional Veterinary Products, solicited and placed the qualifying order. Professional Veterinary Products will provide Merial a list of Sales Agent Representatives with address, telephone number, and SAR code (number). Sales Agent Representatives commissions will be paid to Professional Veterinary Products at the rate shown in Schedule A within 30 days of the last business day of the month in which Merial receives the qualifying order. Professional Veterinary Products must not make any deductions from amounts due Sales Agent Representatives.

Promotional Allowance is an allowance for any Merial approved localized marketing programs meeting the Merial "Animal Health Products Promotional Allowance" guidelines. A Promotional Allowance proposal form must be submitted to, reviewed by, and approved by Merial sales and marketing representatives prior to program development and implementation. Promotional Allowance will be paid within 30 days of the last business day of the month during which documented expenses for approved programs are received by Merial.



***Confidential material omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

                EDI POLICY FOR PROFESSIONAL VETERINARY PRODUCTS

                                  Attachment 1

August 1,1997

1. This letter will serve to confirm that the terms of the Sales Agency Agreement entered by Professional Veterinary Products and Merial dated August 1, 1997 govern all purchase orders issued by Professional Veterinary Products to Merial by telephone, purchase order forms or electronically. Professional Veterinary Products agrees to use the Electronic Data Interchange System (EDI) as the primary method of transmitting purchase orders under the Merial Sales Agency Agreement to Merial. The EDI format system to be utilized for transmitting purchase orders from Professional Veterinary Products to Merial shall be ANSIX12 EDI format as defined by Merial. Merial reserves the right to modify this format as it solely deems necessary upon thirty (30) days prior notification to Professional Veterinary Products.

2. Professional Veterinary Products agrees to transmit purchase orders through the EDI format system within two (2) hours of placement of any such orders with Professional Veterinary Products by an Authorized Merial Account (AMA). Merial hereby agrees to retrieve EDI purchase orders hourly from 7:00 a.m. to 6:00 p.m. central time on every business day that this letter agreement is in effect. Professional Veterinary Products hereby agrees to utilize its best efforts in transmitting EDI purchase orders to insure that purchase orders are available to be collected by Merial from the EDI format system at the above-stated retrieval times.

3. Professional Veterinary Products agrees to maintain the necessary equipment and personnel to process the ANSIX12 997 Functional Acknowledgment defined by Merial. Professional Veterinary Products further agrees that it will notify the Merial EDI contact by telephone if Professional Veterinary Products does not receive a 997 FA within twenty-four (24) hours of placement of EDI purchase order by Professional Veterinary Products with Merial to insure proper receipt by Merial of the transmission purchase order.

4. Merial hereby agrees to utilize a Value Added Network (i.e., Sterling, Advantis, etc.) to provide Value Added Network Services and the costs of this system shall be shared equally by Professional Veterinary Products and Merial.

5. Professional Veterinary Products hereby agrees to re-transmit within four (4) hours, at Merial's request, any EDI purchase order placed within the previous six (6) business days. Professional Veterinary Products agrees to maintain adequate system support and personnel for data back-up and retransmission capabilities. In case of a service interruption where Professional Veterinary Products cannot transmit or Merial cannot retrieve EDI purchase order transmittals, Professional Veterinary Products agrees to place purchase orders by telephone or facsimile transmission to Merial within four (4) hours of EDI service interruption.

6. Professional Veterinary Products agrees to receive and process the 855 Purchase Order Acknowledgment from Merial in the ANSIX12 format as defined by Merial.

     Professional Veterinary Products agrees to use the information provided in this EDI document to convey backorder information to the Authorized Merial Account (AMA) within one (1) business day of transmission of this EDI data from Merial. Further, Professional Veterinary Products agrees to act as a single point of contact for the AMA for backorder inquiries and contact Merial for any issues relative to any such backorders.

     Professional Veterinary Products agrees to maintain backordered product information (product code and release date) within its system. Professional Veterinary Products further agrees to advise AMAs of such items and dates at the time of order, beginning no later than two (2) hours after receipt of the first 855 P0 Acknowledgment. Professional Veterinary Products will also update its internal system if a new release date is transmitted by Merial.

     Professional Veterinary Products agrees to transmit a 997 FA to Merial as defined by Merial within twenty-four (24) hours of receipt of the 855 P0 Acknowledgment.

REVISED COMMUNICATION
PLEASE DISCARD LETTER DATED JANUARY 28, 1999.

February 5, 1999

Dave Stuhr
Professional Veterinary Products Ltd.
10100 "J" Street
Omaha, NE 68128

Dear Dave:

      This letter will serve to confirm our telephone conversation and mutual agreement to amend our Agreement by modifying the Sales Agent Commission Schedule A with the attached revised Sales Agent Commission Schedule A and B. Schedule B is for sales made to Merial Special Services Organizations (SSOs). All other terms of the Agreement shall remain in force.

      Please indicate your acceptance by signing both copies of this letter and returning a signed original to: Jeanne K. Petersen, Merial Limited, 2100 Ronson Road --ISF 205, Iselin, New Jersey, 08830. Thank you.


Very truly yours,

/s/ Dan Kearney
---------------
Dan Kearney
Executive Director,
Large Animal Sales & Marketing

Agreed to and Accepted by:

Dr. Lionel L. Reilly
--------------------
Name (please print)

President
Title

/s/ Dr. Lionel L. Reilly
------------------------
Signature

June 17, 1999
Date

cc:      Jeanne K.  Petersen
         Jay Lewandowski
         Bob Covington

                        PROFESSIONAL VETERINARY PRODUCTS

                              Small Animal Products
                                   Schedule A
                          (Effective February 1, 1999)

                                COMMISSION % FOR:


            HEARTGARD(R) Plus 12-Pack                                FRONTLINE(R) TOP SPOT(TM)
                    Vaccines
                                                  --------------------------------- ----------------------------------
                                                    Commissions for Sales to **%      Commissions for all Sales if
                                                            Merial Goal               Sales v. Merial Goal are >**%
------------------------------------------------- --------------------------------- ----------------------------------
Total Commissions                                                             ***%                               ***%
------------------------------------------------- --------------------------------- ----------------------------------
PVPL Commission                                                               ***%                               ***%
Sales Agent Representative Commission                                          **%                                **%
Promotional Allowance*                                                         **%                                **%
------------------------------------------------- --------------------------------- ----------------------------------


* **% Promotional Allowance will be paid only for sales of HEARTGARD(R) Plus, Vaccines, ENACARD, FRONTLINE(R) Spray, and FRONTLINE(R) TOP SPOT(TM).

                                COMMISSION % FOR:


                HEARTGARD(R) Plus                                       FRONTLINE(R) Spray
                    ENACARD(R)
                                                  --------------------------------- ----------------------------------
                                                    Commissions for Sales to **%      Commissions for all Sales if
                                                            Merial Goal               Sales v. Merial Goal are >**%
------------------------------------------------- --------------------------------- ----------------------------------
Total Commissions                                                             ***%                               ***%
------------------------------------------------- --------------------------------- ----------------------------------
PVPL Commission                                                               ***%                               ***%
Sales Agent Representative Commission                                          **%                                **%
Promotional Allowance*                                                         **%                                **%
------------------------------------------------- --------------------------------- ----------------------------------


                                COMMISSION % FOR:

              HEARTGARD(R) Chewables                                     TRESADERM(R) Solution
               HEARTGARD(R) Tablets                                          PENTOTHAL(R)
              HEARTGARD(R) For Cats                                          IMMITICIDE(R)
                                                  --------------------------------- ----------------------------------
                                                    Commissions for Sales to **%      Commissions for all Sales if
                                                            Merial Goal               Sales v. Merial Goal are >**%
------------------------------------------------- --------------------------------- ----------------------------------
Total Commissions                                                              **%                                **%
------------------------------------------------- --------------------------------- ----------------------------------
PVPL Commission                                                                **%                                **%
Sales Agent Representative Commission                                          **%                                **%
------------------------------------------------- --------------------------------- ----------------------------------


Sales Agent earns commissions for the sales of Merial Products to Merial Veterinary Customers (MVC) when the order is placed with Merial by Sales Agent. Orders received directly from MVCs, orders for products not listed on Schedule A, and orders taken from MVCs outside of the Territory will not earn commissions. Commissions will be paid to Sales Agent within 30 days of the last business day of the month in which Merial receives the qualifying order.

Sales Agent Representative is an individual who, working as an agent or employee of Sales Agent, solicited and placed the qualifying order. The Sales Agent will provide Merial a list of Sales Agent Representatives with address, telephone number, and SAR code (number). Sales Agent Representative commissions will be paid to Sales Agent at the rate shown in Schedule A within 30 days of the last business day of the month in which Merial receives the qualifying order. Sales Agent must not make any deductions from amounts due Sales Agent Representatives.


***Confidential material omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

                        PROFESSIONAL VETERINARY PRODUCTS

                              Small Animal Products
                                   Schedule B
       Commissions for Sales Made to Special Services Organizations (SSOs)
                          (Effective February 1, 1999)

                                COMMISSION % FOR:

            HEARTGARD(R) Plus 12-Pack                                      FRONTLINE(R) TOP SPOT(TM)
                    Vaccines
                                                  --------------------------------- ----------------------------------
                                                    Commissions for Sales to **%      Commissions for all Sales if
                                                            Merial Goal               Sales v. Merial Goal are >**%
------------------------------------------------- --------------------------------- ----------------------------------
Total Commissions                                                              **%                               ***%
------------------------------------------------- --------------------------------- ----------------------------------
PVPL Commission                                                                **%                               ***%
Performance Rebate*                                                             *%                                 *%
Sales Agent Representative Commission                                          **%                                **%
------------------------------------------------- --------------------------------- ----------------------------------


* Performance Rebate paid only upon the achievement of goals as described in the Business Plan.

                                COMMISSION % FOR:

                HEARTGARD(R) Plus                                                     FRONTLINE(R) Spray
              HEARTGARD(R) For Cats                                                     IMMITICIDE(R)
              HEARTGARD(R) Chewables                                                TRESADERM(R) Solution
               HEARTGARD(R) Tablets                                                      PENTOTHAL(R)
                    ENACARD(R)
                                                  --------------------------------- ----------------------------------
                                                    Commissions for Sales to **%      Commissions for all Sales if
                                                            Merial Goal               Sales v. Merial Goal are >**%
------------------------------------------------- --------------------------------- ----------------------------------
Total Commissions                                                              **%                                **%
------------------------------------------------- --------------------------------- ----------------------------------
PVPL Commission                                                                **%                                **%
Sales Agent Representative Commission                                          **%                                **%
------------------------------------------------- --------------------------------- ----------------------------------


Sales Agent earns commissions for the sales of Merial Products to Merial Veterinary Customers (MVC) when the order is placed with Merial by Sales Agent. Orders received directly from the MVC, orders for products not listed on Schedule A, and orders taken from MVCs outside of the Territory will not earn commissions. Commissions will be paid to Sales Agent within 30 days of the last business day of the month in which Merial receives the qualifying order.

Sales Agent Representative is an individual who, working as an agent or employee of Sales Agent, solicited and placed the qualifying order. The Sales Agent will provide Merial a list of Sales Agent Representatives with address, telephone number, and SAR code (number). Sales Agent Representative commissions will be paid to Sales Agent at the rate shown in Schedule A within 30 days of the last business day of the month in which Merial receives the qualifying order. Sales Agent must not make any deductions from amounts due Sales Agent Representatives.


***Confidential material omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

March 26, 1999


Dave Stuhr
Professional Veterinary Products Limited
10100 "J" Street
Omaha, NE 68128

          Re: Sales Agent Agreement dated August 1, 1997, between Merial Limited ("Merial") and Professional Veterinary Products Limited, as amended

Dear Mr. Stuhr:

This letter will confirm that the parties to the above referenced Agreement hereby consent and modify their agreement, by amending Schedule A of the Agreement, the Large Animal Product List, by the addition of the following:

     Sales Agent is authorized to obtain orders for the equine product GastroGard(TM) in the Territory provided however Sales Agent is only authorized to obtain such orders from veterinarians as GastroGard(TM) is a federal legend product. Merial will pay commissions on all of the above described orders according to Schedule A, as amended. The 1% performance commission will be paid for sales results achieved in the execution of targeted sales programs developed jointly by Merial and Sales Agent.


                   Sales Agent     Sales Agent Rep                Performance
PRODUCT            COMMISSION      COMMISSION                     COMMISSION

GASTROGARD         *%              *%                             *%


An amended Schedule A is attached. This amendment shall be effective immediately; all other provisions of the agreement, as amended, shall remain in full force and effect.

On behalf of Merial, and as one of its duly-authorized representatives, I request that you please indicate your approval by countersigning this letter, in duplicate, and returning one executed original to my attention. Thank you.

Very truly yours,

/s/ Dan Kearney
---------------
Dan Kearney
Executive Director,
Sales & Marketing Large Animals

                                            AGREED AND ACCEPTED:
                                            On behalf of [Name]


                                            /s/ Dr. Lionel L. Reilly
                                            ------------------------
                                            [Name]



***Confidential material omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

                               Merial Sales Agent
                              Large Animal Products
                                   Schedule A

---------------------------------------------------------------------- -------------- ----------------- --------------
                                                                                        Sales Agent
                                                                        Sales Agent    Representative    Performance
                               Product                                  Commission       Commission      Commission
---------------------------------------------------------------------- -------------- ----------------- --------------
PARASITICIDES                                                                                                 *
-------------
      IVOMEC(R) Pour-On for Cattle                                           *%               *               *
      IVOMEC(R) EPRINEX(R) Pour-On for Cattle                                *%               *               *
      IVOMEC Plus(R) Injection for Cattle (50, 200 & 500 ml)                 *%               *               *
      IVOMEC Plus(R) Injection for Cattle (1000 ml)                          *%               *               *
      IVOMEC(R) SR Bolus for Cattle                                          *%               *               *
      IVOMEC(R) 1% Injection for Cattle and Swine (50, 200 & 500 ml)         *%               *               *
      IVOMEC(R) 1% Injection for Cattle and Swine (1000 ml)                  *%               *               *
      IVOMEC(R) 1% Injection for Swine (50, 200 & 500 ml)                    *%               *               *
      IVOMEC(R) 0.27% Inj for Grower and Feeder Pigs (200 ml)                *%               *               *
      IVOMEC(R) 0.08% Drench Solution for Sheep                              *%               *               *
      EQVALAN(R) Paste and Liquid for Horses                                 *%               *%              *

ANTI-ULCER MEDICATIONS
      GastroGard(TM) (omeprazole) Oral Paste for Equine Ulcers               *%               *%              *%

BOVINE BIOLOGICALS
      J-VAC(R)                                                               *%               *               *
      IBR Plus(R)                                                            *%               *               *
      JOURNEY(TM)                                                            *%               *               *
      FUSION(R)                                                              *%               *               *

EQUINE BIOLOGICALS
      RM Equine Potomavac(R)                                                 *%               *%              *
      RM Equine Potomavac(R)+ Imrab                                          *%               *%              *
      RM(R) Equine EWTF                                                      *%               *%              *
      Tetanus Antitoxin                                                      *%               *%              *
      IMRAB Bovine Plus                                                      *%               *               *

FLUKICIDES
      CURATREM(R) 8.5% Drench for Cattle                                     *%               *               *

COCCIDIOSTATS
      CORID(R) (1.25% Crumbles, 9.6% Sol., 20% Soluble Powder)               *%               *               *

REPRODUCTIVES
      CYSTORELIN(R)                                                          *%               *               *
      SYNCRO-MATE-B(R)                                                       *%               *               *

APPLICATOR SYSTEMS
      IVOMEC(R) Pour-On Applicator Gun                                       *%               *               *
      IVOMEC EPRINEX(R) Pour-On Applicator Gun                               *%               *               *
      Bolus applicator for IVOMEC(R) SR Bolus for Cattle                     *%               *               *
      SYNCRO-MATE-B(R) Implant Gun                                           *%               *               *
      Extra Needles for SYNCRO-MATE-B(R) Implant Gun                         *%               *               *
      Accessory Kit for SYNCRO-MATE-B(R) Implant Gun                         *%               *               *
----- ---------------------------------------------------------------- -------------- ----------------- --------------


Merial Sales Agent earns commissions for the sales of Merial Products to MVC's when the order is placed with Merial by the Merial Sales Agent. Orders received directly from the MVC, orders for products not listed on Schedule A and orders taken from MVC's outside of the Territory will not earn commissions. Commissions will be paid to Merial Sales Agent within thirty
(30) days of the last business day of the month in which Merial receives the qualifying order.

Sales Agent Representative is an individual who, working as an agent or employee of Merial Sales Agent, solicited and placed the qualifying order. Merial Sales Agent will provide Merial a list of Sales Agent Representatives with address, telephone number, and SAR code (number). Sales Agent Representative commissions will be paid to Merial Sales Agent at the rate shown in Schedule A within 30 days of the last business day of the month in which Merial receives the qualifying order. Merial Sales Agent must not make any deductions from amounts due Sales Agent Representatives.

Merial reserves the right to pay Sales Agent at Merial's sole discretion during specified and announced time periods an supplemental commission of *% for qualified sales of GastroGard only.

* Pay its sales representatives at least ****** (**%) percent of the total commission paid by Merial on MVC orders or rate specified in table above.

(R) Registered trademarks of Merial. (C)1999 Merial Limited, Iselin, NJ 08830 All rights reserved.



***Confidential material omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

June 23,1999




Mr.  Dave Stuhr
Professional Veterinary Products Ltd.
10110 "J" Street
Omaha, NE 68128

Dear Mr. Stuhr:

The enclosed Large Animal Products Schedule A dated June, 1999 has been revised to reflect the inclusion of additional vaccine products for which a *% rate of commission applies.

Please keep this current Schedule A with your signed Sales Agent agreement.

Very truly yours,

/s/ Jeanne K. Petersen
---------------------
Jeanne K. Petersen
Analyst

cc:      Derka
         Hickman
         Lewandowski
         Smith, C.




***Confidential material omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

                               Merial Sales Agent
                              Large Animal Products
                                   Schedule A

---------------------------------------------------------------------- -------------- ----------------- --------------
                                                                                        Sales Agent
                                                                        Sales Agent    Representative    Performance
                               Product                                  Commission       Commission      Commission
---------------------------------------------------------------------- -------------- ----------------- --------------
PARASITICIDES
      IVOMEC(R) Pour-On for Cattle                                           *%               *               *
      IVOMEC(R) EPRINEX(R) Pour-On for Cattle                                *%               *               *
      IVOMEC Plus(R) Injection for Cattle (50, 200 & 500 ml)                 *%               *               *
      IVOMEC Plus(R) Injection for Cattle (1000 ml)                          *%               *               *
      IVOMEC(R) SR Bolus for Cattle                                          *%               *               *
      IVOMEC(R) 1% Injection for Cattle and Swine (50, 200 & 500 ml)         *%               *               *
      IVOMEC(R) 1% Injection for Cattle and Swine (1000 ml)                  *%               *               *
      IVOMEC(R) 1% Injection for Swine (50, 200 & 500 ml)                    *%               *               *
      IVOMEC(R) 0.27% Inj for Grower and Feeder Pigs (200 ml)                *%               *               *
      IVOMEC(R) 0.08% Drench Solution for Sheep                              *%               *               *
      EQVALAN(R) Paste and Liquid for Horses                                 *%               *%              *

ANTI-ULCER MEDICATIONS
      GastroGard(TM) (omeprazole) Oral Paste for Equine Ulcers               *%               *%              *%

BOVINE BIOLOGICALS
      J-VAC(R)                                                               *%               *               *
      IBR Plus(R)                                                            *%               *               *
      JOURNEY(TM)                                                            *%               *               *
      FUSION(R)                                                              *%               *               *
      RELIANT(TM)                                                            *%               *               *
      REPISHIELD(TM)                                                         *%               *               *

EQUINE BIOLOGICALS
      RM Equine Potomavac(R)                                                 *%               *%              *
      RM Equine Potomavac + Imrab(R)                                         *%               *%              *
      RM(R) Equine EWTF                                                      *%               *%              *
      Tetanus Antitoxin                                                      *%               *%              *
      IMRAB Bovine Plus                                                      *%               *               *

FLUKICIDES
      CURATREM(R) 8.5% Drench for Cattle                                     *%               *               *

COCCIDIOSTATS
      CORID(R) (1.25% Crumbles, 9.6% Sol., 20% Soluble Powder)               *%               *               *

REPRODUCTIVES
      CYSTORELIN(R)                                                          *%               *               *
      SYNCRO-MATE-B(R)                                                       *%               *               *

APPLICATOR SYSTEMS
      IVOMEC(R) Pour-On Applicator Gun                                       *%               *               *
      IVOMEC EPRINEX(R) Pour-On Applicator Gun                               *%               *               *
      Bolus applicator for IVOMEC(R) SR bolus for Cattle                     *%               *               *
      SYNCRO-MATE-B(R) Implant Gun                                           *%               *               *
      Extra Needles for SYNCRO-MATE-B(R) Implant Gun                         *%               *               *
      Accessory Kit for SYNCRO-MATE-B(R) Implant Gun                         *%               *               *
----- ---------------------------------------------------------------- -------------- ----------------- --------------


Merial Sales Agent earns commissions for the sales of Merial Products to MVC's when the order is placed with Merial by the Merial Sales Agent. Orders received directly from the MVC, orders for products not listed on Schedule A and orders taken from MVC's outside of the Territory will not earn commissions. Commissions will be paid to Merial Sales Agent within thirty
(30) days of the last business day of the month in which Merial receives the qualifying order.

Sales Agent Representative is an individual who, working as an agent or employee of Merial Sales Agent, solicited and placed the qualifying order. Merial Sales Agent will provide Merial a list of Sales Agent Representatives with address, telephone number, and SAR code (number). Sales Agent Representative commissions will be paid to Merial Sales Agent at the rate shown in Schedule A within 30 days of the last business day of the month in which Merial receives the qualifying order. Merial Sales Agent must not make any deductions from amounts due Sales Agent Representatives.

Merial reserves the right to pay Sales Agent at Merial's sole discretion during specified and announced time periods an supplemental commission of **% for qualified sales of GastroGard only.

* Pay its sales representatives at least ******* (**%) percent of the total commission paid by Merial on MVC orders or rate specified in table above.



***Confidential material omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.